EXHIBIT 99.1

VEECO REPORTS FOURTH QUARTER AND FISCAL YEAR 2019 FINANCIAL RESULTS

Fourth Quarter 2019 Highlights:

•	Revenues of $113.2 million, compared with $99.0 million in the same period last year
•	GAAP net loss of $32.9 million, or $0.69 loss per diluted share
•	Non-GAAP net income of $5.4 million, or $0.11 per diluted share

Plainview, N.Y., February 13, 2020 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its fourth quarter and fiscal year ended December 31, 2019. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 '19	Q4 '18	2019	2018
Revenue	$113.2	$99.0	$419.3	$542.1
Net income (loss)	$(32.9)	$(144.7)	$(78.7)	$(407.1)
Diluted earnings (loss) per share	$(0.69)	$(3.11)	$(1.66)	$(8.63)

	4th Quarter		Full Year
Non-GAAP Results	Q4 '19	Q4 '18	2019	2018
Net income (loss)	$5.4	$(7.5)	$(1.3)	$14.2
Operating income (loss)	$7.4	$(6.9)	$5.1	$23.2
Diluted earnings (loss) per share	$0.11	$(0.16)	$(0.03)	$0.30

“We executed well on the first phase of our transformation in 2019 by improving gross margins and reducing expenses, leading to a return to profitability in the second half of the year.  Our data storage business continued its solid performance.  Furthermore, we are positioning the company for long-term growth in the front-end semiconductor, advanced packaging and compound semiconductor markets by executing on our product roadmaps,” commented William J. Miller, Ph.D., Chief Executive Officer.

“As we enter 2020, we are focused on optimizing our product portfolio, extending our core technologies into new markets, and further increasing our profitability,” concluded Dr. Miller.

Guidance and Outlook

The following guidance is provided for Veeco’s first quarter 2020:

•	Revenue is expected to be in the range of $95 million to $120 million
•	GAAP loss per share is expected to be in the range of ($0.24) to ($0.01)
•	Non-GAAP earnings per share is expected to be in the range of $0.00 to $0.22

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, February 13, 2020 starting at 4:30pm ET. To join the call, dial 1-888-394-8218 (toll free) or 1-646-828-8193 and use passcode 3039225. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our proven ion beam, laser annealing, lithography, MOCVD, and single wafer etch & clean technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2018 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors: Media:

Anthony Bencivenga (516) 252-1438Kevin Long (516) 714-3978

abencivenga@veeco.comklong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Year ended December 31,
	2019	2018	2019	2018
Net sales	$113,202	$98,972	$419,349	$542,082
Cost of sales	68,232	63,713	261,155	348,363
Gross profit	44,970	35,259	158,194	193,719
Operating expenses, net:
Research and development	21,655	24,962	90,557	97,755
Selling, general, and administrative	19,128	21,218	79,749	92,060
Amortization of intangible assets	4,312	4,249	17,085	32,351
Restructuring	2,529	887	6,403	8,556
Acquisition costs	—	53	—	2,959
Asset impairment	4,020	122,829	4,020	375,172
Other operating expense (income), net	190	42	(42)	368
Total operating expenses, net	51,834	174,240	197,772	609,221
Operating income (loss)	(6,864)	(138,981)	(39,578)	(415,502)
Interest expense, net	(4,663)	(4,485)	(17,405)	(18,332)
Other income (expense), net	(20,973)	—	(20,973)	—
Income (loss) before income taxes	(32,500)	(143,466)	(77,956)	(433,834)
Income tax expense (benefit)	371	1,208	777	(26,746)
Net income (loss)	$(32,871)	$(144,674)	$(78,733)	$(407,088)

Income (loss) per common share:
Basic	$(0.69)	$(3.11)	$(1.66)	$(8.63)
Diluted	$(0.69)	$(3.11)	$(1.66)	$(8.63)

Weighted average number of shares:
Basic	47,519	46,551	47,482	47,151
Diluted	47,519	46,551	47,482	47,151

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2019	2018

Assets
Current assets:
Cash and cash equivalents	$129,294	$212,273
Restricted cash	657	809
Short-term investments	115,252	48,189
Accounts receivable, net	45,666	66,808
Contract assets	25,351	10,397
Inventories	133,067	156,311
Deferred cost of sales	445	3,072
Prepaid expenses and other current assets	14,966	22,221
Assets held for sale	11,180	—
Total current assets	475,878	520,080
Property, plant and equipment, net	75,711	80,284
Operating lease right-of-use assets	14,453	—
Intangible assets, net	61,518	85,149
Goodwill	181,943	184,302
Deferred income taxes	1,549	1,869
Other assets	7,036	29,132
Total assets	$818,088	$900,816

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$21,281	$39,611
Accrued expenses and other current liabilities	41,243	46,450
Customer deposits and deferred revenue	54,870	72,736
Income taxes payable	830	1,256
Total current liabilities	118,224	160,053
Deferred income taxes	5,648	5,690
Long-term debt	300,068	287,392
Operating lease long-term liabilities	10,300	—
Other liabilities	9,336	9,906
Total liabilities	443,576	463,041

Total stockholders’ equity	374,512	437,775
Total liabilities and stockholders’ equity	$818,088	$900,816

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended December 31, 2019	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$113,202					$113,202
Gross profit	44,970	455		29		45,454
Gross margin	39.7%					40.2%
Operating expenses	51,834	(3,287)	(4,312)	(6,213)		38,022
Operating income (loss)	(6,864)	3,742	4,312	6,242	^	7,432
Net income (loss)	(32,871)	3,742	4,312	30,262	^	5,445

Income (loss) per common share:
Basic	$(0.69)					$0.11
Diluted	(0.69)					0.11
Weighted average number of shares:
Basic	47,519					47,525
Diluted	47,519					48,404

^- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended December 31, 2019
Restructuring	2,132
Asset Impairment	4,020
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	90
Subtotal	6,242
Non-cash interest expense	3,257
Impairment of equity investments	20,973
Non-GAAP tax adjustment *	(210)
Total Other	30,262

*- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended December 31, 2018	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$98,972					$98,972
Gross profit	35,259	282		134		35,675
Gross margin	35.6%					36.0%
Operating expenses	174,240	(3,071)	(4,249)	(124,327)		42,593
Operating income (loss)	(138,981)	3,353	4,249	124,461	^	(6,918)
Net income (loss)	(144,674)	3,353	4,249	129,532	^	(7,540)

Income (loss) per common share:
Basic	$(3.11)					$(0.16)
Diluted	(3.11)					(0.16)
Weighted average number of shares:
Basic	46,551					46,551
Diluted	46,551					46,551

^- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended December 31, 2018
Restructuring	722
Acquisition related	53
Asset impairment	122,829
Release of inventory fair value step-up associated with the Ultratech purchase accounting	70
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	190
Accelerated depreciation	597
Subtotal	124,461
Non-cash interest expense	3,023
Non-GAAP tax adjustment *	2,048
Total Other	129,532

*- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	December 31, 2019	December 31, 2018
GAAP Net income (loss)	$(32,871)	$(144,674)
Share-based compensation	3,742	3,353
Amortization	4,312	4,249
Restructuring	2,132	722
Acquisition related	—	53
Asset impairment	4,020	122,829
Release of inventory fair value step-up associated with the Ultratech purchase accounting	—	70
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	90	190
Accelerated depreciation	—	597
Interest (income) expense, net	4,663	4,485
Impairment of equity investments	20,973	—
Income tax expense (benefit)	371	1,208
Non-GAAP Operating income (loss)	$7,432	$(6,918)

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2019	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$419,349					$419,349
Gross profit	158,194	1,903		1,453		161,550
Gross margin	37.7%					38.5%
Operating expenses	197,772	(13,367)	(17,085)	(10,841)		156,479
Operating income (loss)	(39,578)	15,270	17,085	12,294	^	5,071
Net income (loss)	(78,733)	15,270	17,085	45,102	^	(1,276)

Income (loss) per common share:
Basic	$(1.66)					$(0.03)
Diluted	(1.66)					(0.03)
Weighted average number of shares:
Basic	47,482					47,482
Diluted	47,482					47,482

^- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2019
Restructuring	6,006
Asset impairment	4,020
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,270
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	557
Accelerated depreciation	397
Other	44
Subtotal	12,294
Non-cash interest expense	12,676
Impairment of equity investments	20,973
Non-GAAP tax adjustment *	(841)
Total Other	45,102

*    - The 'with or without' method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2018	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$542,082					$542,082
Gross profit	193,719	1,885		2,849		198,453
Gross margin	35.7%					36.6%
Operating expenses	609,221	(14,189)	(32,351)	(387,388)		175,293
Operating income (loss)	(415,502)	16,074	32,351	390,237	^	23,160
Net income (loss)	(407,088)	16,074	32,351	372,862	^	14,199

Income (loss) per common share:
Basic	$(8.63)					$0.30
Diluted	(8.63)					0.30
Weighted average number of shares:
Basic	47,151					47,171
Diluted	47,151					47,199

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2018
Restructuring	7,395
Acquisition related	2,959
Asset impairment	375,172
Release of inventory fair value step-up associated with the Ultratech purchase accounting	2,516
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	1,011
Accelerated depreciation	1,184
Subtotal	390,237
Non-cash interest expense	11,762
Non-GAAP tax adjustment *	(29,137)
Total Other	372,862

*    -  The 'with or without' method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Year ended	Year ended
	December 31, 2019	December 31, 2018
GAAP Net income (loss)	$(78,733)	$(407,088)
Share-based compensation	15,270	16,074
Amortization	17,085	32,351
Restructuring	6,006	7,395
Acquisition related	—	2,959
Asset impairment	4,020	375,172
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,270	2,516
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	557	1,011
Accelerated depreciation	397	1,184
Other	44	—
Interest (income) expense	17,405	18,332
Impairment of equity investments	20,973	—
Income tax expense (benefit)	777	(26,746)
Non-GAAP Operating income (loss)	$5,071	$23,160

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
March 31, 2020	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$95	-	$120				$95	-	$120
Gross profit	37	-	48	1	—	—	38	-	49
Gross margin	39%	-	41%				39%	-	41%
Operating expenses		~$44		2	4	1		~$37
Operating income (loss)	(7)	-	4	3	4	1	1	-	12
Net income (loss)	$(12)	-	$(1)	3	4	5	$—	-	$11

Income (loss) per diluted common share	$(0.24)	-	$(0.01)				$0.00	-	$0.22
Weighted average number of shares	48		48				48		48

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending March 31, 2020
GAAP Net income (loss)	$(12)	-	$(1)
Share-based compensation	3	-	3
Amortization	4	-	4
Restructuring	1	-	1
Interest expense, net	4	-	4
Other	1	-	1
Non-GAAP Operating income (loss)	$1	-	$12

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.